As filed with the Securities and Exchange Commission on March 2, 2006


                                                     1933 Act File No. 333-86655
                                                     1940 Act File No. 811-9575

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-1A



             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       [ X ]
            Pre-Effective Amendment No.                                    [   ]
                                           --------
            Post-Effective Amendment No.      7                            [ X ]
                                           -------

                                     and/or
         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   [ X ]
            Amendment No.                     7
                                          -------

                        (Check appropriate box or boxes.)
                            MEEHAN MUTUAL FUNDS, INC.
               (Exact name of Registrant as Specified in Charter)

                               1900 M Street, N.W.
                                    Suite 600
                             Washington, D.C. 20036
               (Address of Principal Executive Office) (Zip Code)

       Registrant's Telephone Number, including Area Code: 1-888-545-2128

                           THOMAS P. MEEHAN, PRESIDENT
                               1900 M Street, N.W.
                                    Suite 600
                             Washington, D.C. 20036
                     (Name and Address of Agent for Service)

                                    Copy to:
                              ROBERT J. ZUTZ, ESQ.
                   Kirkpatrick & Lockhart Nicholson Graham LLP
                               1601 K Street, NW
                             Washington, D.C. 20036


It is proposed that this filing will become effective (check appropriate box)
      [   ]     immediately upon filing pursuant to paragraph (b)
      [ X ]     on March 2, 2006 pursuant to paragraph (b)
      [   ]     60 days after filing pursuant to paragraph (a)(1)
      [   ]     on (date) pursuant to paragraph (a)(1)
      [   ]     75 days after filing pursuant to paragraph (a)(2)
      [   ]     on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
      [   ]     This  post-effective  amendment  designates a new effective date for a previously filed post- effective amendment.

                            MEEHAN MUTUAL FUNDS, INC.

                       CONTENTS OF REGISTRATION STATEMENT


This Registration Statement is comprised of the following:

      Cover Sheet

      Prospectus for the Meehan Focus Fund

      Statement of Additional Information for the Meehan Focus Fund

      Part C of Form N-1A

      Signature Page

      Exhibits

                                MEEHAN FOCUS FUND

                                  (the "Fund")

                                 A NO LOAD FUND

                                   PROSPECTUS


                                  MARCH 1, 2006


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AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

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

TABLE OF CONTENTS

THE FUND                                                                       2
     Funds Investment Objective                                                2
     Funds Principal Investment Strategies                                     2
PRINCIPAL RISKS OF INVESTING IN THE FUND                                       3
     General Risks                                                             3
     Stock Market Risk                                                         3
     Small to Medium-Cap Stock Risks                                           3
     Foreign Securities Risk                                                   3
     Risks of Investing in ETFs                                                3
     Focused Portfolio Risk                                                    4
     Temporary Defensive Positions                                             4
DISCLOSURE OF PORTFOLIO HOLDINGS                                               4
HOW HAS THE FUND PERFORMED IN THE PAST                                         4
     Funds Fees and Expenses                                                   5
     An Example of Fund Expenses Over Time                                     5
THE FUNDS INVESTMENT ADVISOR                                                   6
     The Advisor                                                               6
     The Portfolio Managers                                                    6
HOW TO BUY AND SELL SHARES OF THE FUND                                         7
     INVESTING IN THE FUND                                                     7
     Determining Share Prices                                                  7
     Distribution (12b-1) Fees                                                 7
     Minimum Investment Amounts                                                7
     Opening and Adding To Your Account                                        7
     Purchasing Shares By Mail                                                 8
     Purchasing Shares By Wire Transfer                                        8
     Purchases through Financial Service Organizations                         9
     Purchasing Shares By Automatic Investment Plan                            9
     Purchasing Shares By Telephone                                            9
     Miscellaneous Purchase Information                                       10
     HOW TO SELL (REDEEM) YOUR SHARES                                         10
     Redemption Fee                                                           10
     By Mail                                                                  11
     Signature Guarantees                                                     11
     By Telephone                                                             12
     By Wire                                                                  12
     Customer Identification Procedures                                       12
     Redemption At The Option Of The Fund                                     12
     Monitoring of Fund Purchases and Redemptions                             12
DIVIDENDS AND OTHER DISTRIBUTIONS                                             13
TAX CONSIDERATIONS                                                            13
GENERAL INFORMATION                                                           13
FINANCIAL HIGHLIGHTS                                                          14
FOR MORE INFORMATION                                                          15

                               THE FUND

WHAT IS THE FUNDS INVESTMENT OBJECTIVE?

     The Funds investment objective is long-term growth of capital.

WHAT ARE THE FUNDS PRINCIPAL INVESTMENT STRATEGIES?

     The Advisor attempts to achieve the Funds investment objective by:

o investing in common stocks without restrictions regarding market capitalization;
o normally investing at least 75% of the Funds total assets in U.S. common stocks or securities convertible into common stock; and
o with respect to 75% of the Funds assets (valued at the time of investment), holding a focused portfolio of no more than 25 issuers.

Edgemoor Capital Management, Inc., the Funds investment advisor (Advisor), believes that the Funds investment objective is best achieved by investing in companies that exhibit the potential for significant growth over the long term. The Advisor defines long-term as a time horizon of at least three years. To identify companies that have significant growth potential, the Advisor employs a value-oriented approach to stock selection. To choose the securities in which the Fund will invest, the Advisor seeks to identify companies that exhibit some or all of the following criteria:

o   low price-to-earnings ratio (P/E);
o  low price-to-book value or tangible asset value;
o   excellent prospects for growth;
o   strong franchise;
o   highly qualified management;
o   consistent free cash flow; and
o   high returns on invested capital.

The Advisor seeks to purchase shares of good businesses at reasonable prices that provide a margin of safety. Investments in securities convertible into common stock may include corporate bonds, notes and preferred stock. Thomas P. Meehan, the Funds portfolio manager, has invested a major portion of his retirement assets in the Fund and is a shareholder of the Fund.

The Fund may invest up to 25% of its total assets in foreign securities. The Fund will invest in foreign securities both directly and indirectly though other investment vehicles, including American Depository Receipts (ADRs) and exchange traded funds (ETFs). The Fund will only invest in ADRs that are issuer sponsored. Sponsored ADRs typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation.

The Fund will normally invest its remaining assets in cash and cash equivalents, such as U.S. government debt instruments, other money market mutual funds, and repurchase agreements.

         WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

GENERAL RISKS. All investments are subject to inherent risks, and the Fund is no exception. Accordingly, you may lose money by investing in the Fund. When you sell your Fund shares, they may be worth more or less than what you paid for them because the value of the Funds investments will vary from day-to-day, reflecting changes in market conditions, interest rates and numerous other factors.

STOCK MARKET RISK. The stock market tends to trade in cyclical price patterns, with prices generally rising or falling over sustained periods of time. The Fund nvests primarily in common stocks, so the Fund will be subject to the risks associated with common stocks, including price volatility and the creditworthiness of the issuing company.

SMALL TO MEDIUM-CAP STOCK RISKS. The Fund may invest in companies with small to medium market capitalizations (generally less than $6 billion). Because these companies are relatively small compared to large-cap companies, may be engaged in business mostly within their own geographic region, and may be less well-known to the investment community, they can have more volatile share prices. Also, small companies often have less liquidity, less management depth, narrower market penetrations, less diverse product lines, and fewer resources than larger companies As a result, their stock prices often react more strongly to changes in the marketplace.

FOREIGN SECURITIES RISK. Investments in foreign securities involve greater risks compared to domestic investments for the following reasons:

o Foreign companies are not subject to the regulatory requirements of U.S. companies, so there may be less publicly available information about foreign issuers than U.S. companies.
o Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards.
o Dividends and interest on foreign securities may be subject to foreign withholding taxes. Such taxes may reduce the net return to Fund shareholders.
o Foreign securities are often denominated in a currency other than the U.S. dollar. Accordingly, the Fund will be subject to the risks associated with fluctuations in currency values. For example, fluctuations in the exchange rates between the U.S. dollar and foreign currencies may have a negative impact on investments denominated in foreign currencies by eroding or reversing gains or widening losses from those investments.
o Although the Fund will only invest in foreign issuers that are domiciled in nations considered to have stable and friendly governments, there is the possibility of expropriation, confiscation, taxation, currency blockage or political or social instability which could negatively affect the Fund.

RISKS OF INVESTING IN ETFs. An ETF is an investment company that seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange. ETF shares potentially may trade at a discount or a premium in market price if there is a limited market in such shares. Investments in ETFs are subject to brokerage and other trading costs as the Advisor trades in and out of the ETF, which could result in greater expenses to the Fund. They also are subject to investment advisory and other expenses, which would be directly borne by the Fund. Finally, because the value of ETF shares depends on the demand in the market, the Advisor may not be able to liquidate the Funds holdings at the most optimal time, adversely affecting the Funds performance.

FOCUSED PORTFOLIO RISK. The Fund is classified as non-diversified under the federal securities laws. This means that the Fund generally will invest a relatively high percentage of its assets in the securities of a small number of companies. Investing in this manner makes the Fund more susceptible to a single economic, political or regulatory event than a more diversified fund might be. Also, a change in the value of a single company will have a more pronounced effect on the Fund than such a change would have on a more diversified fund.

TEMPORARY DEFENSIVE POSITIONS. Ordinarily, the Funds portfolio will be invested primarily in common stocks. However, the Fund is not required to be fully invested in common stocks and, in fact, usually maintains certain cash reserves. During abnormal or unusual market conditions, cash reserves may be a significant percentage of the Funds total net assets. The Fund usually invests its cash reserves in U.S. Government debt instruments, other unaffiliated mutual funds (money market funds) and repurchase agreements. During times when the Fund holds a significant portion of its net assets in cash, it will not be investing according to its investment objectives, and the Funds performance may be negatively affected as a result.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Funds policies and procedures with respect to the disclosure of the Funds portfolio securities is available in the Funds Statement of Additional Information (SAI).

                    HOW HAS THE FUND PERFORMED IN THE PAST?

The bar chart and table below illustrate annual Fund and market benchmark returns for the periods ended December 31. This information is intended to give you some indication of the risk of investing in the Fund by demonstrating how its returns have varied over ime. The bar chart shows the Funds performance from one year to another. The table shows what the Funds return would equal if you average out actual performance over various lengths of time. The Funds past performance (before and after taxes) is not an indication of how it will perform in the future.

From its inception on December 10, 1999 through December 31, 2005, the Funds highest quarterly return was 21.36%, for the quarter ended June 30, 2003, and its lowest quarterly return was -24.68% the quarter ended September 30, 2002.

                               [GRAPHIC OMITTED]

2000      2001      2002        2003       2004      2005
1.45%     8.12%     -23.56%     32.36%     6.77%     2.22%

--------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS (for the periods ended December 31, 2005)

                                               1 Year         Life of Fund
                                                               (12/10/99)
--------------------------------------------------------------------------------

Meehan Focus Fund
   Return Before Taxes                             2.22%             3.85%
   Return After Taxes on Distributions             1.98%             3.76%
   Return After Taxes on Distributions             1.73%             3.25%
      and Sale of Fund Shares
--------------------------------------------------------------------------------
Standard & Poors 500 Stock Index*                  4.91%            -0.41%
--------------------------------------------------------------------------------
Nasdaq Composite Index**                           1.36%            -7.44%
--------------------------------------------------------------------------------

* The Standard & Poors 500 Stock Index is an unmanaged index of 500 U.S. stocks and gives a broad look at how stocks have performed. The Index does not reflect a deduction for fees, expenses or taxes.
** The Nasdaq Composite Index measures all Nasdaq domestic and non-U.S.
   based common stocks listed on the Nasdaq Stock Market.  The Index does
   not reflect a deduction   for fees, expenses or taxes.

After-tax returns are calculated using the highest historical individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investors tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

WHAT ARE THE FUNDS FEES AND EXPENSES?

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.


--------------------------------------------------------------------------------
Shareholder Fees:
(fees paid directly from your investment)

Maximum Sales Charge (Load)
Imposed on Purchases                            NONE
(as a percentage of offering price)
Maximum Deferred Sales                          NONE
Charge (Load)
(as a percentage of redemption amount)
Maximum Sales Charge (Load)                     NONE
Imposed on Reinvested Dividends
And other Distributions
Redemption Fees (as a percentage
 of amount redeemed, if applicable)(1)          2%
--------------------------------------------------------------------------------
Annual Fund Operating Expenses:
(expenses that are deducted from Fund assets)

Management Fees                                 1.00%
Distribution (12b-1) Fees(2)                    0.00%
Other Expenses                                  0.40%
Total Annual
Fund Operating Expenses(3)                      1.40%
--------------------------------------------------------------------------------

(1) The Fund charges a redemption fee for redemption of Fund shares held for less than 30 days.
(2) Although the Funds Board of Directors has adopted a Plan of Distribution under Rule 12b-1 of the Investment Company Act of 1940, as amended (1940
    Act), the Plan has not yet been implemented.
(3) The expense information in the table has been restated to reflect current fees. Effective December 1, 2005, the Advisor reduced the administrative services fee paid by the Fund to the Advisor from 0.50% to 0.40% on an annualized basis, capping total annual Fund operating expenses at 1.40%.

EXAMPLE OF EXPENSES OVER TIME:

The Example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all your shares at the end of those periods.

The Example also assumes that your nvestment has a 5% return each year and that the Funds operating expenses remains the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      One Year     Three Years     Five Years     Ten Years
      --------     -----------     ----------     ---------
       $143           $445            $769          $1,689

                          THE FUNDS INVESTMENT ADVISOR

THE ADVISOR

Edgemoor Capital Management, Inc., 1900 M Street, NW, Suite 600, Washington, D.C. 0036, serves as investment Advisor to the Fund. The Advisor is a Maryland corporation and has registered with the Securities and Exchange Commission (SEC) as an investment advisor. The Advisor commenced operations in October 1999.

The Advisors principal business is to provide financial management and advisory services to individuals, corporations, and other institutions. The Advisor has been the investment advisor to the Fund since its commencement of operations on December 10, 1999. The Advisor manages the investment portfolio and business affairs of the Fund under an Investment Advisory Agreement with the Fund, and manages, or arranges to manage, the daily operations of the Fund under an Operating Services Agreement. Thomas P. Meehan is portfolio manager for the Fund and Paul P. Meehan and R. Jordan Smyth, Jr. are co-managers for the Fund. As officers of the Advisor, Mr. Thomas P. Meehan is President, Messrs. Paul P. Meehan and R. Jordan Smyth, Jr. are Managing Directors. Messrs. Thomas P. Meehan, Paul P. Meehan, and R. Jordan Smyth, Jr. are also members of the Board of Directors of the Advisor.

For its investment advisory services to the Fund, the Fund pays to the Advisor, on the last day of each month, an annualized fee equal to 1.00% of the average net assets of the Fund, such fee to be computed daily based upon the daily average net assets of the Fund.

THE PORTFOLIO MANAGERS

Mr. Thomas P. Meehan has been President of the Advisor since September 1999 and has acted as the portfolio manager for the Fund and has been President of Meehan Mutual Funds, Inc. since their inception. In 1968, Mr. Meehan was a founding partner of Sherman, Meehan, Curtin & Ain, a Washington, D.C. law firm. Mr. Meehan served as President of that law firm for many years, and served on the firms Executive Committee from its inception through September 1999. Mr. Meehan was a charter trustee of the firms pension and profit sharing plans and served as an investment manager of these plans since their inceptions in 1973 through 2000.

Messrs. Paul P. Meehan and R. Jordan Smyth, Jr., were appointed co-managers of the Fund effective January 1, 2005. Mr. Meehan, Managing Director, joined the Advisor August 2002 and is a member of the Advisors Investment Selection Committee. Prior to joining the Advisor, Mr. Meehan was an attorney with the federal government from May 1997 through August 2002. Mr. Smyth, Managing Director, joined the Advisor in April 2003 and is a member of the Advisors Investment Selection Committee. Prior to joining the Advisor, Mr. Smyth was an investment banker with Wachovia Securities from June 1996 through February 2003.

The SAI provides additional information about the compensation paid to the Funds portfolio managers, other accounts managed by the portfolio managers, and the portfolio managers ownership of securities in the Fund.

                     HOW TO BUY AND SELL SHARES OF THE FUND

INVESTING IN THE FUND

DETERMINING SHARE PRICES

Shares of the Fund are offered at each shares net asset value (NAV). NAV per share is calculated by adding the value of Fund investments, cash and other assets, subtracting Fund liabilities, and then dividing the result by the number of shares outstanding. The Fund generally determines the total value of its shares by using market prices for the securities comprising its portfolio. The Funds per share NAV is computed on all days on which the New York Stock Exchange
(NYSE) is open for business as of the close of regular trading hours on the Exchange, currently 4:00 p.m. Eastern time. In the event that the NYSE closes early, the share price will be determined as of the time of closing.

Securities for which quotations are not available and any other assets are valued at fair market value as determined in good faith by the Advisor, subject to the review and oversight of the Board of Directors. Securities are priced at fair value as determined by the Advisor, subject to the oversight of the Board of Directors: (1) when reliable market quotations are not readily available; (2) the Funds pricing service does not provide a valuation for such securities; (3) the Funds pricing service provides a valuation that in the judgment of the Advisor does not represent fair value; or (4) the occurrence of certain events after the close of foreign markets, but prior to the close of the U.S. market (such as a significant surge or decline in the U.S. market) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. In this last regard, the trading hours for most foreign securities end prior to the close of the NYSE, the time as of which the Funds NAV is calculated. If such events occur, the Fund may value foreign securities at fair value, taking into account such events, when it calculates its NAV. Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Directors.

Atempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may be different from the market price of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Advisor compares the new market quotation to the fair value price to evaluate the effectiveness of the Funds fair valuation procedures. If any significant discrepancies are found, the Advisor may adjust the Funds fair valuation procedures.

DISTRIBUTION (12b-1) FEES

The Fund has adopted a distribution plan (the Plan) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund is authorized to pay an annualized fee of up 0.35% of the Funds average daily net assets to compensate certain parties for expenses incurred in the distribution of the Funds shares and the servicing and maintenance of existing shareholder accounts. However, the Directors have not authorized payment of any fees pursuant to the Plan.

Because any payments under the 12b-1 Plan would be paid out of the Funds assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

MINIMUM INVESTMENT AMOUNTS

Payments for Fund shares should be in U.S. dollars, and in order to avoid fees and delays, should be drawn on a U.S. bank. Fund management may reject any purchase order for Fund shares and may waive the minimum investment amounts in its sole discretion. Your purchase of Fund shares is subject to the following minimum investment amounts:

                  MINIMUM           MINIMUM
TYPE OF          INVESTMENT        SUBSEQUENT
ACCOUNT        TO OPEN ACCOUNT    INVESTMENTS
--------------------------------------------------------------------------------
REGULAR             $5,000           $100

IRAs                $2,000           $100
--------------------------------------------------------------------------------

                       AUTOMATIC INVESTMENT PLAN MEMBERS

                   MINIMUM           MINIMUM
TYPE OF          INVESTMENT        SUBSEQUENT
ACCOUNT         TO OPEN ACCOUNT      INVESTMENTS
--------------------------------------------------------------------------------
REGULAR             $5,000           $100 per month minimum
IRAs                $2,000           $100 per month minimum
--------------------------------------------------------------------------------

OPENING AND ADDING TO YOUR ACCOUNT

You can invest in the Fund by mail, wire transfer and through participating financial service professionals. After you have established your account and made your first purchase, you may also make subsequent purchases by telephone. You may also invest in the Fund through an automatic payment plan. Any questions you may have can be answered by calling the Fund at 1-866-884-5968.

PURCHASING SHARES BY MAIL

To make your initial investment in the Fund, simply complete the Account Application Form included with this Prospectus, make a check payable to Meehan Focus Fund, and mail the Form and check to:

                           Meehan Mutual Funds, Inc.
                        c/o Viking Fund Management, LLC
                                  P.O. Box 500
                              Minot, ND 58702-0500

To make subsequent purchases, simply make a check payable to Meehan Focus Fund and mail the check to the above-mentioned address. BE SURE TO NOTE YOUR FUND ACCOUNT NUMBER ON THE CHECK. For purchases of Fund shares for retirement plans

(such as 401(k) plans, IRAs) simply complete the Account Application Form included with this Prospectus, make a check payable to First Western Bank & Trust, and mail the Form and check to:

                           Meehan Mutual Funds, Inc.
                         c/o First Western Bank & Trust
                                 P.O. Box 1090
                              Minot, ND 58702-1090

Your purchase order, if accompanied by payment, will be processed upon receipt by Viking Fund Management, LLC, the Funds transfer agent (Transfer Agent). If the Transfer Agent receives your order and payment by the close of regular trading on the NYSE (currently 4:00 p.m. Eastern time), your shares will be purchased at the Funds NAV calculated at the close of regular trading on that day. Otherwise, your shares will be purchased at the NAV determined as of the close of regular trading on the next business day.

PURCHASING SHARES BY WIRE TRANSFER

To make an initial purchase of shares by wire transfer, you need to take the following steps:

     1. Call 1-800-933-8413 to inform us that a wire is being sent.
     2. Obtain an account number from the Transfer Agent.
     3. Fill out and mail or fax an Account Application Form to the Transfer
        Agent
     4. Ask your bank to wire funds to the account of:

                  First Western Bank & Trust, ABA #: 091310440
             Credit: Meehan Mutual Funds, Inc., Acct. #: 90-7884-4
                          Attention: Trust Department
                       Further credit: Meehan Focus Fund
                          Acct # [Your Account number]

Include your name(s), address and taxpayer identification number or Social Security number on the wire transfer instructions. The wire should state that you are opening a new Fund account. To make subsequent purchases by wire, ask your bank to wire funds using the instructions listed above, and be sure to include your account number on the wire transfer instructions.

If you purchase Fund shares by wire, you must complete and file an Account Application Form with the Transfer Agent before any of the shares purchased can be redeemed.

Either fill out and mail the Application Form included with this Prospectus, or call the Transfer Agent and they will send you an application. You should contact your bank (which will need to be a commercial bank that is a member of the Federal Reserve System) for information on sending funds by wire, including any charges that your bank may make for these services.

PURCHASES THROUGH FINANCIAL SERVICE ORGANIZATIONS

You may purchase shares of the Fund through participating brokers, dealers, and other financial professionals. Simply call your investment professional to make your purchase. If you are a client of a securities broker or other financial organization, such organizations may charge a separate fee for administrative services in connection with investments in Fund shares and may impose account minimums and other requirements. These fees and requirements would be in addition to those imposed by the Fund. If you are investing through a securities broker or other financial organization, please refer to its program materials for any additional special provisions or conditions that may be different from those described in this Prospectus for example, some or all of the services and privileges described may not be available to you). Securities brokers and other financial organizations have the responsibility of transmitting purchase orders and funds, and of crediting their customers accounts following redemptions, in a timely manner in accordance with their customer agreements and this Prospectus.

PURCHASING SHARES BY AUTOMATIC INVESTMENT PLAN

You may purchase shares of the Fund through an Automatic Investment Plan (Plan). The Pan provides a convenient way for you to have money deducted directly from our checking, savings, or other accounts for investment in shares of the Fund. You can take advantage of the Plan by filling out the Automatic Investment Plan section of the Account Application Form. You may only select this option if you have an account maintained at a domestic financial institution which is an Automatic Clearing House member for automatic withdrawals under the Plan. The Fund may alter, modify, amend or terminate the Plan at any time, and will notify you at least 30 days in advance if it does so. For more information, call the Transfer Agent at 1-800-933-8413.

PURCHASING SHARES BY TELEPHONE

In order to be able to purchase shares by telephone, your account authorizing such purchases must have been established prior to your call. Your initial purchase of shares may not be made by telephone. Shares purchased by telephone will be purchased at the per share NAV determined at the close of business on the day that the Transfer Agent receives payment through the Automated Clearing House, which could be as many as two days after you place your order for shares. Call the Transfer Agent for details.

You may make purchases by telephone only if you have an account at a bank that is a member of the Automated Clearing House. Most transfers are completed within three business days of your call. To preserve flexibility, the Fnd may revise or eliminate the ability to purchase Fund shares by phone, or may charge a fee for such service, although the Fund does not currently expect to charge such a fee.

The Funds Transfer Agent employs certain procedures designed to confirm that instructions communicated by telephone are genuine. Such procedures may include, but are not limited to, requiring some form of personal identification prior to acting upon telephonic instructions, providing written confirmations of all such transactions, and/or tape recording all telephonic instructions. Assuming procedures such as the above have been followed, neither the Transfer Agent nor the Fund will be liable for any loss, cost, or expense for acting upon telephone instructions that are believed to be genuine. The Fund shall have authority, as your agent, to redeem shares in your account to cover any such loss. As a result of this policy, you will bear the risk of any loss unless the Fund has failed to follow procedures such as the above. However, if the Fund fails to follow such procedures, it may be liable for such losses.

MISCELLANEOUS PURCHASE INFORMATION

All applications to purchase shares of the Fund are subject to acceptance or rejection by authorized officers of the Fund and are not binding until accepted. Applications will not be accepted unless they are accompanied by payment in U.S.

funds. Payment must be made by check or money order drawn on a U.S. bank, savings and loan association or credit union. The Funds custodian will charge your account for any loss sustained by the Fund for any payment check returned to the custodian for insufficient funds. The Fund reserves the right to refuse to accept applications under circumstances or in amounts considered disadvantageous to shareholders. If you place an order for Fund shares through a securities broker, and you place your order in proper form before 4:00 p.m. Eastern time on any business day in accordance with their procedures, your purchase will be processed at the NAV calculated as of 4:00 p.m. on that day, provided the securities broker transmits your order to the Transfer Agent before 5:00 p.m. Eastern time. The securities broker must send to the Transfer Agent immediately available funds in the amount of the purchase price within three business days of the order.

                        HOW TO SELL (REDEEM) YOUR SHARES

You may sell your shares at any time. You may request the sale of your shares either by mail, by telephone or by wire.

REDEMPTION FEE


A redemption fee of 2% of the value of shares sold will be imposed on Fund shares redeemed within 30 calendar days of their purchase. The redemption fee is paid to the Fund and is intended to offset the costs and market impact associated with short-term money movements. To determine the holding period, the Fund will use a first-in, first-out method, meaning the shares in the account the longest are used to determine whether the redemption fee applies.


BY MAIL

Sale requests should be mailed via U.S. mail to:

                Viking Fund Management, LLC
                P.O. Box 500
                Minot, ND  58702-0500

or via overnight courier service to:


                Viking Fund Management, LLC
                116 1st Street, SW, Ste. C
                Minot, ND  58701


The redemption price you receive will be the Funds per share NAV next calculated after receipt of all required documents in good order. Payment of redemption proceeds will be made no later than the third business day after the valuation date unless otherwise expressly agreed by the parties at the time of the transaction. If you purchase your shares by check and then redeem your shares before your check has cleared, the Fund may hold your redemption proceeds until your check clears, or for 15 days, whichever comes first.

Good order means that your redemption request must include:

1.   Your account number.
2. The number of shares to be sold (redeemed) or the dollar value of the amount to be redeemed.
3. The signatures of all account owners exactly as they are registered on the account.
4.   Any required signature guarantees.
5. Any supporting legal documentation that is required in the case of estates, trusts, corporations or partnerships and certain other types of accounts.

SIGNATURE GUARANTEES

A signature guarantee of each owner is required to redeem shares in the following situations, for all size transactions:


o    if you change the ownership on your account;
o when you want the redemption proceeds sent to a different address than is registered on the account;
o if the proceeds are to be made payable to someone other than the accounts owner(s);
o    any redemption transmitted by federal wire transfer to your bank; and
o if a change of address request has been received by the Fund or the Transfer Agent within 15 days previous to the request for redemption.

In addition, signature guarantees are required for all redemptions of $100,000 or more from any Fund shareholder account. A redemption will not be processed until the signature guarantee, if required, is received by the Transfer Agent. The Advisor, in its discretion, may waive a signature guarantee requirement.

Signature guarantees are designed to protect both you and the Fund from fraud. To obtain a signature guarantee, you should visit a bank, trust company, member of a national securities exchange, other broker-dealer, or other eligible guarantor institution. (Notaries public cannot provide signature guarantees.) Guarantees must be signed by an authorized person at one of these institutions and be accompanied by the words, Signature Guarantee.

BY TELEPHONE

You may redeem your shares in the Fund by calling the Transfer Agent at 1-800-933-8413 if you elected to use telephone redemption on your account application when you initially purchased shares. Redemption proceeds must be transmitted directly to you or to your pre-designated account at a domestic bank. You may not redeem by telephone if a change of address request has been received by the Fund or the Transfer Agent within 15 days prior to the request for redemption. During periods of substantial economic or market changes, telephone redemptions may be difficult to implement. If you are unable to contact the Transfer Agent by telephone, shares may be redeemed by delivering your redemption request in person or by mail. In addition, interruptions in telephone service may mean that you will be unable to effect a redemption by telephone exactly when desired.

BY WIRE

You may request the redemption proceeds be wired to your designated bank if it is a member bank or a correspondent of a member bank of the Federal Reserve System.

CUSTOMER IDENTIFICATION PROCEDURES

The Fund is required under the USA PATRIOT Act of 2001 to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. When completing a new Application Form, you will be required to supply your full name, date of birth, social security number or other taxpayer identification number and permanent street address (not a P.O. Box) to assist in verifying your identity. As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. Under certain circumstances, it may be appropriate for the Fund to close or suspend further activity in an account.

REDEMPTION AT THE OPTION OF THE FUND

If the value of the shares in your account falls to less than $2,000, the Fund may notify you that, unless your account is increased to $2,000 in value, it will redeem all your shares and close the account by paying you the redemption proceeds and any dividends and other distributions declared and unpaid at the date of redemption. You will have thirty days after notice to bring the account up to $2,000 before any action is taken. This right of redemption shall not apply if the value of your account drops below $2,000 as the result of market action. The Fund reserves this right because of the expense to the Fund of maintaining relatively small accounts.

MONITORING OF FUND PURCHASES AND REDEMPTIONS

The Fund is intended as an investment vehicle for long-term investors. Market-timing, or frequent short-term trading into and out of the Fund in an effort to anticipate or time the market can be disruptive to the Funds efficient management and have a dilutive effect on the value of the investment of long-term Fund shareholders, increase transaction and other costs of the Fund and increase taxes, all of which could reduce the return to Fund shareholders. The Board has adopted policies to deter market timing or frequent short-term trading into and out of the Fund. The Fund seeks to deter market timing activity by imposing a 2% redemption fee on Fund shares redeemed within 30 calendar days of purchase and by monitoring purchases and redemptions of Fund shares. While the Fund monitors purchases and redemptions of Fund shares, there is no guarantee that it will be able to detect or prevent all instances of market timing.

DIVIDENDS AND OTHER DISTRIBUTIONS

The Fund pays dividends at least annually from its net investment income which consists of dividends it receives on the stocks it holds, as well as interest accrued on any obligations that it might hold in its portfolio. The Fund realizes capital gains when it sells a security for more than it paid for it. The Fund generally makes distributions of its net realized capital gains once a year.

Unless you elect to have your distributions paid in cash, your distributions will be reinvested in additional shares of the Fund. You may change the manner in which your distributions are paid at any time by writing to the Transfer Agent.

                               TAX CONSIDERATIONS

The Fund intends to continue to qualify for treatment as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, so that it will be relieved of federal income tax on its capital gains and net investment income that it currently distributes to its shareholders.

Fund dividends from net investment income and the excess of net short-term capital gains over net long-term capital loss are generally taxable to you as ordinary income. However, the Funds dividends attributable to its qualified dividend income are subject to a maximum federal income tax rate of 15% for shareholders who are individuals and satisfy certain holding period and other restrictions regarding their Fund shares. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are taxable to you as long-term capital gains, regardless of the length of time you have held your Fund shares, and are subject to a 15% maximum federal income tax rate for individual shareholders. Distributions are taxable to you whether you receive them in cash or reinvest them in Fund shares. You will be advised annually of the source and status of distributions for federal income tax purposes.

A redemption of shares is a taxable event and, accordingly, a capital gain or loss generally will be recognized. Any such gain an individual shareholder recognizes on the redemption of Fund shares held for more than one year will qualify for the 15% maximum federal income tax rate. You should consult a tax advisor regarding the effect of federal, state, local, and foreign taxes on an investment in the Fund.

GENERAL INFORMATION

The Fund will not issue stock certificates evidencing shares. Instead, your account will be credited with the number of shares purchased, relieving you of responsibility for safekeeping of certificates and the need to deliver them upon redemption. Written confirmations are issued for all purchases of shares.

In reports or other communications to investors, or in advertising material, the Fund may describe general economic and market conditions affecting the Fund and may compare its performance with other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar nationally recognized rating services and financial publications that monitor mutual fund performance. The Fund may also, from time to time, compare its performance to one or more appropriate indices.

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following table is intended to help you understand the performance of the shares of the Fund outstanding for the periods indicated. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended 2003 through 2005 was audited by Brady, Martz & Associates, P.C. whose report, along with the Funds financial statements, is included in the statement of additional information, which is available upon request. A different firm audited the information for the prior periods.

     Meehan Focus Fund
                        For the    For the    For the    For the     For the
                       Year Ended Year Ended Year Ended  Year Ended  Year Ended
                       31-Oct-05  31-Oct 04  31-Oct-03   31-Oct-02    31-Oct-01

Net Asset Value,
   beginning of period  $13.55     $12.78      $9.88     $ 11.83      $ 12.47
Income from Investment
 Operations:
Net investment income     0.01      (0.06)      0.01       (0.07)        0.02
Net realized and
  unrealized gain on
  investments             0.95       0.83       2.90       (1.88)       (0.59)
Total from Investment
 Operations               0.96       0.77       2.91       (1.95)       (0.57)
Distributions:
From net investment
 income                  (0.01)         -      (0.01)          -        (0.07)
Total distributions      (0.01)         -      (0.01)          -        (0.07)
Net Asset Value,
 end of period          $14.50     $13.55     $12.78       $9.88       $11.83
Total Return (%)          7.08%      6.03%     29.43%     (16.48)%      (4.60)%
Ratios and
  Supplemental Data
Net assets, end of
   period (in 000s)    $30,070     27,493     20,713      13,829       12,813
Ratio of expenses to
  average net assets      1.50%      1.50%      1.50%       1.50%        1.50%
Ratio of net investment
 income to average
 net assets               0.05%     (0.47)%     0.08%      (0.65)%       0.12%
Portfolio turnover
  rate (%)               29.96%     22.66%     23.20%      25.25%       50.93%

                              FOR MORE INFORMATION

More information about the Fund is available free upon request, including the following:

Annual/Semiannual Reports. Provide additional information about the Funds investments and contain a discussion of the market conditions and investment strategies that significantly affected the Funds performance during the last fiscal year.

Statement of Additional Information (SAI). Provides more detailed information on all aspects of the Fund. A current SAI, dated February 28, 2006, has been filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into this Prospectus.


The Funds annual and semiannual reports and SAI are available from the Funds website at www.meehanfocusfund.com.


To receive information concerning the Fund, or to request a copy of the annual or semi-annual reports, SAI or other documents relating to the Fund, please contact the Fund at:

                           Meehan Mutual Funds, Inc.
                     c/o Edgemoor Capital Management, Inc.
                               1900 M Street, NW
                                   Suite 600
                             Washington, D.C. 20036

                                 1-866-884-5968
                            www.meehanfocusfund.com

A copy of your requested document(s) will be sent to you within three days of your request.

You may also receive information concerning the Fund, or request a copy of the annual/semiannual reports, SAI or other documents relating to the Fund (duplicating fee required), by contacting the SEC:

In Person -- at the SECs Public Reference Room in Washington, D.C.

By Phone -- 1-202-942-8090

By Mail -- Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-0102

By Electronic Request At the Following E-mail Address -- publicinfo@sec.gov

On the Edgar Database On the Secs Internet Site -- www.sec.gov

                           Investment Company Act No.
                                    811-9575

                       STATEMENT OF ADDITIONAL INFORMATION

                                MEEHAN FOCUS FUND

                           MEEHAN MUTUAL FUNDS, INC.
                              1900 M Street, N.W.
                                   Suite 600
                             Washington, D.C. 20036
                                 1-866-884-5968


This Statement of Additional Information (SAI), dated March 1, 2006, should be read in conjunction with the Prospectus of the Meehan Focus Fund (Fund), the single series of Meehan Mutual Funds, Inc., also dated February 28, 2006.


This SAI is not a prospectus itself. This SAI is incorporated by reference into the Funds Prospectus; in other words, this SAI is legally part of the Funds Prospectus.

The financial statements for the Fund for the fiscal year ended October 31, 2005 are herein incorporated by reference to its Annual Report to Shareholders dated October 31, 2005. You may obtain a copy of the Prospectus and of the Funds Annual and Semi-Annual Reports to Shareholders, free of charge, by writing to Meehan Mutual Funds, Inc. c/o Edgemoor Capital Management, Inc., 1900 M Street, NW, Suite 600, Washington, D.C. 20036, or by calling 1-866-884-5968.

                               TABLE OF CONTENTS
                               -----------------

                                                                            Page
                                                                            ----
INVESTMENT POLICIES AND RESTRICTIONS                                           1
INVESTMENT RESTRICTIONS                                                        5
INVESTMENT ADVISOR                                                             7
DIRECTORS AND OFFICERS                                                        10
PURCHASING AND REDEEMING SHARES                                               13
ADDITIONAL TAX INFORMATION                                                    13
PORTFOLIO TRANSACTIONS                                                        16
PORTFOLIO HOLDINGS INFORMATION                                                17
CUSTODIAN                                                                     17
TRANSFER AGENT                                                                18
ADMINISTRATION                                                                18
DISTRIBUTOR                                                                   18
LEGAL COUNSEL                                                                 18
INDEPENDENT AUDITORS                                                          19
DISTRIBUTION PLAN                                                             19
GENERAL INFORMATION                                                           19
APPENDIX A - PROXY VOTING POLICIES AND PROCEDURES                             21

                      INVESTMENT POLICIES AND RESTRICTIONS

The Funds investment objectives and the manner in which the Fund pursues its investment objectives are generally discussed in the Prospectus. This section provides additional information concerning the Funds investments and its investment restrictions.

The Fund is a non-diversified Fund, meaning that the Fund can concentrate its investments in a smaller number of companies than a more diversified fund. The Fund normally will invest at least 85% of total assets in common stock of U.S. companies and in foreign securities either directly or indirectly through American Depository Receipts (ADRs) of foreign companies or exchange traded funds (ETFs). The Fund normally will hold a focused portfolio with 25 stocks representing at least 75% of the portfolio. The Fund may also invest in a variety of other securities. The types of securities in which the Fund may ordinarily invest are listed below, along with any restrictions on such investments, and, where necessary, a brief discussion of any risks unique to the particular security.

COMMON STOCKS. The Fund will ordinarily invest at least 75% of its total assets in U.S. common stocks or securities convertible into common stock. The Funds investment in common stocks is a principal investment strategy. The market value of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perceptions and general economic or financial market movements. Smaller companies are especially sensitive to these factors. Despite the risk of price volatility, however, common stocks historically have offered the greatest potential for gain on investment, compared to other classes of financial assets. For purposes of the Funds 75% minimum investment in common stocks, shares of real estate investment trusts (REITs) are considered to be common stock, although the Funds investment in REITs is not a principal investment strategy of the Fund.

REAL ESTATE INVESTMENT TRUSTS. The Fund may invest in REITs. Equity REITs invest directly in real property, while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. REITs pay distributions to their shareholders based upon available funds from operations. It is quite common for these distributions to exceed the REITs earnings and profits, resulting in the excess portion of such distributions being designated as a return of capital. The Fund intends to include the gross distributions from such REITs in its distributions to its shareholders, and, accordingly, a portion of the Funds distributions may also be designated as a return of capital. The Fund will not invest more than 20% of its assets in REITs.

FOREIGN SECURITIES. The Fund may invest up to 25% of its total net assets in the common stock of foreign issuers. The Fund may invest directly in foreign securities or indirectly in the form of ADRs or through ETFs.

Investments in foreign companies involve certain risks not typically associated with investing in domestic companies. An investment may be affected by changes in currency rates and in exchange control regulations. there may be less publicly available information about a foreign company than about a domestic company, because foreign companies are not subject to the regulatory requirements of U.S. companies. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards. Dividends and interest on foreign securities may be subject to foreign withholding taxes, which may reduce the net return to Fund shareholders. Foreign securities are often denominated in a currency other than the U.S. dollar. Accordingly, the Fund will be subject to the risks associated with fluctuations in currency values. Although the Fund will only invest in foreign issuers that are domiciled in nations considered to have stable and friendly governments, there is the possibility of expropriation, confiscation, taxation, currency blockage or political or social instability which could negatively affect the Fund.

ADRs. The Fund may invest in ADRs. ADRs are U.S. dollar-denominated receipts representing interests in the securities of a foreign issuer. ADRs are not necessarily denominated in the same currency as the underlying securities to which they may be connected. ADRs are receipts typically issued by U.S. banks and trust companies that evidence ownership of underlying securities issued by a foreign corporation. ADRs include ordinary shares and New York shares (shares issued by non-U.S. companies that are listed on a U.S. securities exchange). ADRs may be purchased through sponsored or unsponsored facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depository, whereas a depository may establish an unsponsored facility without participation by the issuer of the depository security. Holders of unsponsored depository receipts generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities. The Fund will only invest in ADRs that are issuer sponsored.

ETFs. The Fund also may invest in ETFs. ETFs are investment companies that are registered under the Investment Company Act of 1940, as amended (the 1940 Act), as management investment companies. ETFs are based on specific domestic and foreign indices. ETF shares are sold and redeemed at the net asset value only in large blocks. In addition, national securities exchanges list ETF shares for trading, which allows investors to purchase and sell individual ETF shares among themselves at market prices throughout the day. The 1940 Act limits investments in securities of other investment companies. These limitations include, among others, that, subject to certain exceptions, no more than 10% of the Funds total assets may be invested in securities of other investment companies, no more than 5% of its total assets may be invested in the securities of any one investment company, and a Fund may not own more than 3% of the outstanding shares of any investment company. As a shareholder of another investment company, the Fund would bear its pro rata portion of the other investment companys expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

PREFERRED STOCK. The Fund may invest in preferred stock. Preferred stock generally pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuers assets. Dividends on preferred stock are generally payable at the discretion of the issuers board of directors. Accordingly, shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are also sensitive to changes in interest rates and in the issuers creditworthiness. Accordingly, shareholders may experience a loss of value due to adverse interest rate movements or a decline in the issuers credit rating.

CONVERTIBLE SECURITIES. Traditional convertible securities include corporate bonds, notes and preferred stocks that may be converted into or exchanged for common stock, and other securities that also provide an opportunity for equity participation. These securities are generally convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed income securities, the price of a convertible security to some extent varies inversely with interest rates. While providing a fixed-income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a non-convertible debt security), a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock. To obtain such a higher yield, the Fund may be required to pay for a convertible security an amount in excess of the value of the underlying common stock.

Common stock acquired by the Fund upon conversion of a convertible security will generally be held for so long as the Advisor anticipates such stock will provide the Fund with opportunities which are consistent with the Funds investment objectives and policies. The Advisor employs no minimum quality or rating criteria with respect to the Funds investments in convertible securities, and does not intend to invest more than 5% of the Funds assets in convertible securities.

DEBT SECURITIES. The Fund may invest in U.S. Government debt securities, which include direct obligations of the U.S. Government and obligations issued by U.S. Government agencies and instrumentalities. The market value of such securities fluctuates in response to interest rates and the creditworthiness of the issuer. In the case of securities backed by the full faith and credit of the U. S. Government, shareholders are only exposed to interest rate risk.

     CREDIT RISK - A debt instruments credit quality depends on the issuers ability to pay interest on the security and repay the debt: the lower the credit rating, the greater the risk that the securitys issuer will default. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for the security.

     INTEREST RATE RISK - All debt securities face the risk that their principal value will decline because of a change in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and will rise in value when interest rates decline. Also, the longer a security has until it matures, the more pronounced will be a change in its value when interest rates change.

MONEY MARKET MUTUAL FUNDS. The Fund may invest in securities issued by other registered investment companies. As a shareholder of another registered investment company, the Fund would bear its pro rata portion of that companys advisory fees and other expenses. Such fees and expenses will be borne indirectly by the Funds shareholders.

REPURCHASE AGREEMENTS. The Fund may invest a portion of its assets in repurchase agreements (Repos) with broker-dealers, banks and other financial institutions, provided that the Funds custodian at all times has possession of the securities serving as collateral for the Repos or has proper evidence of book entry receipt of said securities. In a Repo, the Fund purchases securities subject to the sellers simultaneous agreement to repurchase those securities from the Fund at a specified time (usually one day) and price. The repurchase price reflects an agreed-upon interest rate during the time of investment. All Repos entered into by the Fund must be collateralized by U.S. Government securities, the market values of which equal or exceed 102% of the principal amount of the money invested by the Fund. If an institution with whom the Fund has entered into a Repo enters insolvency proceedings, the resulting delay, if any, in the Funds ability to liquidate the securities serving as collateral could cause the Fund some loss if the securities declined in value prior to liquidation. To minimize the risk of such loss, the Fund will enter into Repos only with institutions and dealers considered creditworthy.

     REPURCHASE AGREEMENT RISK- A Repo exposes the Fund to the risk that the party that sells the securities will default on its obligation to repurchase those securities. If that happens the Fund can lose money because: (i) it may not be able to sell the securities at the agreed-upon time and price; and (ii) the securities may lose value before they can be sold.

CASH RESERVES. The Fund may hold a significant portion of its net assets in cash, either to maintain liquidity or for temporary defensive purposes.

RESTRICTED AND ILLIQUID SECURITIES. The Fund will not invest more than 15% of its net assets in securities that the Advisor determines to be illiquid. Illiquid securities are securities that may be difficult to sell promptly at an acceptable price because of a lack of an available market and other factors. The sale of some illiquid and other types of securities may be subject to legal restrictions. Because illiquid and restricted securities may present a greater risk of loss than other types of securities, the Fund will not invest in such securities in excess of the limits set forth above.

The Fund may also invest in securities acquired in a privately negotiated transaction from the issuer or a holder of the issuers securities and which may not be distributed publicly without registration under the Securities Act of 1933, as amended.

Restricted and illiquid securities are valued in such manner as the Funds Board of Directors (Board) in good faith deems appropriate to reflect the fair market value of such securities.

SPECIAL SITUATIONS. The Fund intends to invest in special situations from time to time. A special situation arises when, in the opinion of Fund management, the securities of a company will, within a reasonably estimated time period, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the market as a whole. Such developments and situations include, but are not limited to: liquidations, reorganizations, recapitalizations or mergers, material litigation, technological breakthroughs, and new management or management policies. Although large and well-known companies may be involved, special situations often involve much greater risk than is found in the normal course of investing. To minimize these risks, the Fund will not invest in special situations unless the target company has at least three years of continuous operations (including predecessors), or unless the aggregate value of such investments is not greater than 25% of the Funds total net assets (valued at the time of investment).

WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. The Fund may purchase securities on a when-issued basis, and it may purchase or sell securities for delayed-delivery. These transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place at some future date. The Fund may enter into such transactions when, in the Advisors opinion, doing so may secure an advantageous yield and/or price to the Fund that might otherwise be unavailable. The Fund has not established any limit on the percentage of assets it may commit to such transactions, but to minimize the risks of entering into these transactions, the Fund will maintain a segregated account with its custodian consisting of cash, or other high-grade liquid debt securities, denominated in U.S. dollars or non-U.S. currencies, in an amount equal to the aggregate fair market value of its commitments to such transactions.

MASTER-FEEDER OPTION. Notwithstanding its other investment policies, the Fund may seek to achieve its investment objective by investing all of its investable net assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those of the Fund. Although such an investment may be made in the sole discretion of the Board, the Funds shareholders will be given 30 days prior notice of any such investment. There is no current intent to make such an investment.

PORTFOLIO TURNOVER. The Funds portfolio turnover rates for the three fiscal years ended October 31, 2003, 2004 and 2005 were 23.2%, 22.66% and 29.96%
respectively. The Fund will generally purchase and sell securities without regard to the length of time the security has been held. The Fund expects that its annual portfolio turnover rate will not exceed 100% under normal conditions. However, there can be no assurance that the Fund will not exceed this rate, and the portfolio turnover rate may vary from year to year.

High portfolio turnover in any year will result in the payment by the Fund of above-average transaction costs and could result in the payment by shareholders of above-average amounts of taxes on realized capital gains the Fund distributes to them. Distributions to shareholders of those gains, to the extent they consist of short-term capital gains, will be taxable as ordinary income for federal income tax purposes. See Tax Considerations in the Funds Prospectus.

Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Funds portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year.

                            INVESTMENT RESTRICTIONS

The restrictions listed below are fundamental policies and may be changed only with the approval of a majority of the outstanding voting securities of the Fund as defined in the 1940 Act. As provided in the 1940 Act, a vote of a majority of the outstanding voting securities of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund present at a meeting, if more than 50% of the shares are represented at the meeting in person or by proxy. Except with respect to borrowing, changes in values of the Funds assets as a whole will not cause a violation of the following investment restrictions so long as percentage restrictions are observed by the Fund at the time it purchases any security.

The Fund will not:

1. With respect to 75% of its assets (valued at time of investment), normally invest in less than 25 issuers.
2. Acquire securities of any one issuer that at the time of investment represent more than 10% of the voting securities of the issuer.
3. Invest 25% or more of its total assets (valued at time of investment) in securities of companies in any one industry.
4. Borrow money, except from banks for temporary or emergency purposes in amounts not exceeding 20% of the value of the Funds assets at the time of borrowing.
5.   Underwrite the distribution of securities of other issuers.
6. Invest in companies for the purpose of management or the exercise of control.
7. Lend money (but this restriction shall not prevent the Fund from investing in debt securities or repurchase agreements, or lending its portfolio securities).
8.   Issue senior securities.
9.   Invest in commodities, futures contracts or options contracts.

The Fund has also adopted the following non-fundamental restrictions that may be changed by the Board without shareholder approval:

The Fund may not:

1.   Make margin purchases.
2. Invest in oil, gas or other mineral exploration or development programs, although it may invest in marketable securities of companies engaged in oil, gas or mineral exploration.
3. Purchase or sell real estate or real estate loans or real estate limited partnerships, although it may invest in marketable securities of companies that invest in real estate or interests in real estate.
4. Invest more than 15% of its net assets in securities that are not readily marketable.
5. Acquire securities of other investment companies except as permitted by the 1940 Act. In relevant part, the 1940 Act generally allows an investment company such as the Fund to acquire up to 3% of the total outstanding securities of another investment company.
6. Pledge, mortgage or hypothecate its assets, except for temporary or emergency purposes and then to an extent not greater than 20% of its total assets.

                               INVESTMENT ADVISOR

Information on the Funds investment advisor, Edgemoor Capital Management, Inc. (the Advisor), is set forth in the Prospectus. This section contains additional information concerning the Advisor.

The Advisor is organized as a Maryland corporation and is registered as an investment Advisor with the Securities and Exchange Commission (SEC). The Advisors principal business is to provide financial management services to individuals, corporations, and other institutions throughout the United States.


The Advisor manages the investment portfolio and the general business affairs of the Fund pursuant to an investment services agreement with the Fund dated November 30, 1999. Thomas P. Meehan is portfolio manager for the Fund and Paul
P. Meehan and R. Jordan Smyth, Jr. are co-managers for the Fund. As officers of the Advisor, Mr. Thomas P. Meehan is President and Messrs. Paul P. Meehan and R. Jordan Smyth, Jr. are Managing Directors. Messrs. Thomas P. Meehan, Paul P. Meehan, and R. Jordan Smyth, Jr. are also members of the Board of Directors of the Advisor.


Information Concerning Accounts Managed by Portfolio Managers
-------------------------------------------------------------

The following information regarding the portfolio managers of the Fund has been provided by the Advisor.

PORTFOLIO MANAGERS OF THE FUND. As of October 31, 2005, the portfolio managers did not service any other registered investment companies and pooled investment vehicles and no client paid the Advisor a performance based management fee. As of October 31, 2005, the portfolio managers serviced 126 other accounts with a total value of $197 million.

CONFLICTS OF INTEREST FOR PORTFOLIO MANAGERS. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to the Fund and one or more other accounts. More specifically, portfolio managers who manage the Fund and/or other accounts may experience the following potential conflicts:

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of other accounts and the Fund. Investment decisions for client accounts are also made consistent with a client's individual investment objective and needs. Accordingly, there may be circumstances when purchases or sales of securities for one or more client accounts will have an adverse effect on other clients. The Advisor may seek to manage such competing interests by: (1) having a portfolio manager focus on a particular investment discipline; (2) utilizing a quantitative model in managing accounts; and/or (3) reviewing performance differences between similarly managed accounts on a periodic basis to ensure that any such differences are attributable to differences in investment guidelines and timing of cash flows.

The Advisor also maintains a Code of Ethics to establish standards and procedures for the detection and prevention of activities by which persons having knowledge of the investments and investment intentions of the Fund may abuse their fiduciary duties to the Fund.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one client, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, the Advisor has adopted procedures for allocating portfolio transactions across multiple accounts (see "Portfolio Transactions).

With respect to securities transactions for clients, the Advisor determines which broker to use to execute each order. However, the Advisor may direct securities transactions to a particular broker/dealer for various reasons including receipt of research or participation interests in initial public offerings that may or may not benefit the Fund To deal with these situations, the Advisor has adopted procedures to help ensure best execution of all client transactions (see "Portfolio Transactions").

Finally, the appearance of a conflict of interest may arise where there is an incentive which relates to the management of certain but not all accounts for which a portfolio manager has day-to-day management responsibilities.

Information Concerning Compensation of Portfolio Managers
---------------------------------------------------------

The portfolio manager and co-managers are paid fixed cash salaries by the Advisor.

Portfolio Manager Ownership in the Fund
---------------------------------------

As of October 31, 2005, each portfolio manager beneficially owned shares of each Fund as summarized in the following table:

                             Dollar Range of Beneficial Ownership in Portfolio
   Manager                   Funds as of  October 31, 2005
----------------------       --------------------------------------------------
Thomas P Meehan                         over $1,000,001
Paul P. Meehan                          $100,001-$500,000
R. Jordan Smyth, Jr.                    $500,001-$1,000,000

The Investment Advisory Agreement.
----------------------------------

Under the terms of the Advisory Agreement, the Advisor manages the investment operations of the Fund in accordance with the Funds investment policies and restrictions. The Advisor furnishes an investment program for the Fund, determines what investments should be purchased, sold, and held, and makes changes on behalf of the Company in the investments of the Fund. At all times the Advisors actions on behalf of the Fund are subject to the overall supervision and review of the Board.

The Advisory Agreement provides that the Advisor shall not be liable for any loss suffered by the Fund or its shareholders as a consequence of any act or omission in connection with services under the Advisory Agreement, except by reason of the Advisors willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties.

The Advisory Agreement was approved by the Board (including all of the Directors who are not interested persons of the Fund, as defined under the 1940 Act) and by the shareholders of the Fund in compliance with the 1940 Act. The Agreement provides that it will be in force for an initial two-year period and, in order to continue to be in effect thereafter, it must be approved each year thereafter by (1) a vote, cast in person at a meeting called for that purpose, of a majority of those Directors who are not interested persons of the Advisor or the Fund, and by (2) the majority vote of either the full Board or the vote of a majority of the outstanding shares of the Fund.


For its investment advisory services to the Fund, the Fund pays to the Advisor, on the last day of each month, an annualized fee equal to 1.00% of average net assets of the Fund, such fee to be computed daily based upon the daily average net assets of the Fund. For the three fiscal years ended October 31, 2002, 2003, 2004 and 2005, the Fund paid the Advisor advisory fees of $151,060, $170,110, $247,264, and $294,855 respectively.


The Operating Services Agreement
--------------------------------

The Fund has also entered into an Operating Services Agreement with the Advisor (Services Agreement). Under the terms of the Services Agreement, the Advisor provides, or arranges to provide, day-to-day operational services to the Fund including, but not limited to:

1.  accounting
2.  administrative
3.  legal (except litigation)
4.  dividend disbursing and transfer agent
5.  registrar
6.  custodial
7.  fund share distribution
8.  shareholder reporting
9.  sub-accounting, and
10. record keeping services


Beginning December 1, 2005, for its services to the Fund under the Services Agreement, the Fund pays to the Advisor, on the last day of each month, an annualized fee equal to 0.40% of average net asset value of the Fund, such fee to be computed daily based upon the net asset value of the Fund. Prior to December 1, 2005, the fee was 0.50%. For the four fiscal years ended October 31, 2002, 2003, 2004 and 2005 the Fund paid the Advisor operational fees of $75,530, $85,055, $123,732, and $147,928 respectively.


Under the Services Agreement, the Advisor may, with the Funds permission, employ third parties to assist it in performing the various services required of the Fund. The Advisor is responsible for compensating such parties.

The effect of the Advisory Agreement and the Services Agreement together is to place a cap on the Funds normal operating expenses at 1.40%. The only other expenses which may be incurred by the Fund are brokerage fees, taxes, legal fees relating to Fund litigation, and other extraordinary expenses.


                             DIRECTORS AND OFFICERS

The Board has overall responsibility for conduct of the Funds business affairs. The day-to-day operations of the Fund are managed by the Advisor, subject to the Bylaws of the Fund and the supervision and review of the Board. The following is a list of the Funds directors and officers with their addresses, principal occupations and present positions, including any affiliation with the Advisor or the Distributor, length of service to the Fund, and the position, if any, on other boards of trustees/directors. The Directors oversee one investment portfolio, the Fund, which is the single series of the Company.

Name                   Position, Term of        Principal Occupation                 Other
                       Office and Length        during Last Five Years               Directorships
                       of Time Served
------------------------------------------------------------------------------------------
Interested             Term:
Director:              Lifetime of Fund until
                       removal by
                       shareholders,
                       resignation or
                       retirement

Thomas P. Meehan*      President and Director   President, Edgemoor Capital          None
(Age 65)               since 1999               Management, Inc.
Suite 600                                       (registered investment advisor),
1900 M Street, N.W.                             October 1999 t0 present.
Washington, DC  20036                           President, Sherman, Meehan,
                                                & Ain, P.C., a Washington, DC
                                                law firm, 1993 to September 1999.
                                                Trustee, Sherman, Meehan Curtin
                                                & Ain, P.C.  Pension and Profit
                                                Sharing Plans, 1973 to 1999.  None.

                                       10


Disinterested          Term:
Directors:             Lifetime of Fund until
                       removal by
                       shareholders,
                       resignation or
                       retirement

Andrew Ferrentino      Director since           Private Consultant in                Member, Board
(Age 66)               2003                     the computer industry,               of Directors
c/o Meehan Mutual                               January 1999 to                      Template Software
   Funds, Inc.                                  present.  President,                 Inc 1997 to 1999.
Suite 600                                       Template Software, Inc
1900 M Street,NW                                1982 to December 1998
Washington, DC  20036

Peter R. Sherman       Director since           Adjunct Professor of Law,            None.
(Age 66)               2003                     American University Washington
c/o Meehan Mutual                               College of Law, 1992 to
  Funds, Inc.                                   present; counsel to Ain & Bank,
Suite 600                                       P.C., a Washington, D.C.
1900 M Street, N.W.                             law firm, May 2003 to June
Washington, DC  20036                           2005; Co-founder, principal
                                                and counsel to Sherman, Meehan,
                                                Curtin & Ain, P.C. through
                                                April 2003.

Officers:              Term:
                       One Year

Paul P. Meehan         Vice president and       Managing Director, Edgemoor          N/A
(Age 42)               Treasurer since 2002;    Capital Management, Inc.,
1900 M Street, N.W.    Chief Compliance         January 2006 to present;
Suite 600              Officer since            Chief Compliance Officer,
Washington, D.C.       September 2005.          Edgemoor Capital Management,
  20036                                         Inc., September 2005 to present;
                                                Director, Edgemoor Capital
                                                Management, Inc. January 2005
                                                to December 2005; Vice
                                                President, Edgemoor Capital
                                                Management, Inc.,  December 2002 to
                                                December 2004; Attorney, United
                                                States Environmental Protection
                                                Agency Inc. 1997 to 2002.

                                       11


R. Jordan Smyth, Jr.   Vice President &         Managing Director, Edgemoor
(Age 40)               Secretary since          Capital Management, Inc.,
1900 M Street, N.W.    November 2005.           2005 to present; Director,
Suite 600                                       Edgemoor Capital Management,
Washington, DC 20036                            Inc., April 2003 to December 2004;
                                                Director, Wachovia Securities,
                                                1996 to 2003.

____________________________

* Mr. Meehan is an interested person of the Fund as that term is defined by the 1940 Act. Mr. Meehan is affiliated with the Advisor.

The Fund has an Audit Committee, consisting of Messrs. Ferrentino and Sherman. The members of the Audit Committee are not interested persons of the Company (as defined in the 1940 Act). The primary responsibilities of the Companys Audit Committee are, as set forth in its charter, to make recommendations to the Board Members as to: the engagement or discharge of the Funds independent auditors (including the audit fees charged by auditors); the supervision of investigations into matters relating to audit matters; the review with the independent auditors of the results of audits; and addressing any other matters regarding audits. The Audit Committee met one time during the last fiscal year.

The following table shows the amount of equity securities in the Fund owned by the Directors as of the calendar year ended December 31, 2005:

--------------------------------------------------------------------------------
Dollar Range of Equity
Securities Owned:     Interested Director:  Disinterested Directors:
--------------------------------------------------------------------------------
                      Thomas P. Meehan      Andrew Ferrentino  Peter R.  Sherman
--------------------------------------------------------------------------------
Aggregate Dollar      Over $100,000         Over $100,000      Over $100,000
Range of Equity
Securities in
Meehan Mutual
Funds, Inc.*
--------------------------------------------------------------------------------
* The Fund is currently the only series of Meehan Mutual Funds, Inc.


As of January 31, 2006, the directors and officers as a group owned 22.59% of the Fund.


Pursuant to its obligations to the Fund under the Services Agreement, the Advisor is responsible for paying compensation, if any, to each of the Funds independent Directors during each fiscal year.

Control Persons and Shareholders Owning in Excess of 5% of Fund Shares
----------------------------------------------------------------------

As of January 31, 2006, the following shareholders owned of record, or beneficially, five percent or more of the outstanding shares of the Fund:

Thomas P. Meehan and Marren W. Meehan  19.46%
1900 M Street, N.W.
Suite 600
Washington, D.C.  20036

Sherman, Meehan, Curtin & Ain, P.C. (D.C.)  13.17%
Profit Sharing Plan
1900 M Street, N.W.
Suite 600
Washington, D.C.  20036

Timothy C. Coughlin  6.82%
1900 M Street, N.W.
Suite 600
Washington, D.C.  20036

                        PURCHASING AND REDEEMING SHARES

Purchases and redemptions of the Funds shares will be made at net asset value
(NAV). The Funds NAV is determined on days on which the New York Stock Exchange
(NYSE) is open for trading. For purposes of computing the NAV of a share of the Fund, securities traded on security exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales price at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations. Securities for which quotations are not available and any other assets are valued at a fair market value as determined in good faith by the Advisor, subject to the review and supervision of the Board. The price per share for a purchase order or redemption request is the NAV next determined after receipt of the order. As of March 1. 2004, redemptions of Fund shares held for less than 30 days will be subject to a 2% redemption fee (as a percentage of the amount redeemed).

The Fund is open for business on each day that the NYSE is open. The Funds share price or NAV is normally determined as of 4:00 p.m., Eastern time. The Funds share price is calculated by subtracting its liabilities from the closing fair market value of its total assets and dividing the result by the total number of shares outstanding on that day. Fund liabilities include accrued expenses and dividends payable, and its total assets include the market value of the portfolio securities as well as income accrued but not yet received. Since the Fund generally does not charge a sales fee, the NAV is the offering price for shares of the Fund.

                           ADDITIONAL TAX INFORMATION

The Fund intends to continue to qualify for treatment as a regulated investment company (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended, so that it will be relieved of federal income tax on its net capital and foreign currency gains and net investment income that it currently distributes to its shareholders. To qualify as a RIC, the Fund must, among other things, derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or from other income derived with respect to its business of investing in securities or such currencies, and must satisfy certain diversification requirements. A portion of the Funds dividends derived from U.S. Government obligations may be exempt from state and local taxation.

If the Fund qualifies as a RIC and distributes at least 90% of the sum of its net investment income, the excess of net short-term capital gain over net long-term capital loss, and net gains from certain foreign currency transactions (Distribution Requirement), it will not be subject to federal income tax on the distributed income and gains. If the Fund failed to qualify for treatment as a RIC for any taxable year, (a) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (b) the shareholders would treat all those distributions, including distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), as dividends (taxable as ordinary income, except the part thereof that is qualified dividend income) to the extent of the Funds earnings and profits. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

If a shareholder purchases shares shortly before the record date for a distribution, the shareholder will, in effect, receive a return of a portion of his or her investment, but the distribution will be taxable to him or her even if the net asset value of the shares is reduced below the shareholders cost. However, for federal income tax purposes, the original cost would continue as the tax basis.

If a shareholder fails to furnish his or her social security or other taxpayer identification number or to certify properly that it is correct, the Fund is required to withhold federal income tax at the rate of 28% (backup withholding) from dividends, capital gain distributions, and redemption payments to him or her. Dividend and capital gain distributions also will be subject to backup withholding if the shareholder fails to certify properly that he or she is not otherwise subject thereto.

Taxable distributions generally are included in a shareholders gross income for the taxable year in which they are received. However, distributions declared in December and made payable to shareholders of record in that month will be deemed to have been received on December 31st if the Fund pays them during the following January.

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, certain income dividends the Fund pays to individual shareholders are taxed at the 15% maximum rate applicable to net capital gain. This tax treatment applies to a shareholder only if he or she satisfies certain holding period and other requirements regarding his or her Fund shares and the dividends are attributable to qualified dividend income (QDI) the Fund receives. For this purpose, QDI means dividends the Fund receives from U.S. corporations and qualified foreign corporations, provided that the Fund satisfies certain holding period and other requirements regarding the stock on which the dividends were paid. These special rules generally apply to taxable years beginning before January 1, 2009. Thereafter, the Funds dividends, other than capital gain distributions, will be fully taxable at ordinary income tax rates unless further legislative action is taken.

A portion of the Funds dividends also may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends the Fund receives from U.S. corporations. However, dividends a corporate shareholder receives and deducts pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax.

Because the Fund may earn income that is not QDI, such as interest, payments in lieu of dividends on securities loans, non-qualifying dividends (including most distributions from REITs), and net short-term capital gains, the percentage of Fund dividends that will qualify as QDI or for the dividends-received deduction generally will be less than 100%. The Fund will notify shareholders annually of the percentage of Fund dividends that do so qualify.

The Fund will be subject to a nondeductible 4% excise tax (Excise Tax) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one year period ending on October 31 of that year, plus certain other amounts.

Dividends and interest the Fund receives, and gains it realizes on foreign securities may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the total return on its investments. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

The Fund may invest in the stock of passive foreign investment companies (PFICs). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any excess distribution it receives on the stock of a PFIC or of any gain on disposition of the stock (collectively PFIC income), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Funds investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

If the Fund invests in a PFIC and elects to treat the PFIC as a qualified electing fund (QEF), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the QEFs annual ordinary earnings and net capital gain which the Fund likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax even if the Fund did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

The Fund may elect to mark to market its stock in any PFIC. Marking-to-market, in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over the Funds adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net market-to-market gains with respect to that stock the Fund included in income for prior taxable years thereunder. The Funds adjusted basis in each PFICs stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

                             PORTFOLIO TRANSACTIONS

Decisions to buy and sell securities for the Fund are made by the Advisor. In placing purchase and sale orders for portfolio securities for the Fund, it is the policy of the Advisor to seek the best execution of orders at the most favorable price. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in the best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Advisors evaluation of the brokers efficiency in executing and clearing transactions, the rate of commission or the size of the broker-dealers spread, the size and difficulty of the order, the nature of the market for the security, operational capabilities of the broker-dealer, and the research and other services provided. The Fund may pay more than the lowest available commission in return for brokerage and research services. Research and other services may include information as to the availability of securities for purchase or sale, statistical or factual information or opinions pertaining to securities and reports and analysis concerning issuers and their creditworthiness. The Advisor may use research and other services to service all of its clients, rather than the particular clients whose commissions may pay for research or other services. In other words, the Funds brokerage may be used to pay for a research service that is used in managing another client of the Advisor.

The Advisor may purchase or sell portfolio securities on behalf of the Fund in agency or principal transactions. In agency transactions, the Fund generally pays brokerage commissions. In principal transactions, the Fund generally does not pay commissions. However, the price paid for the security may include an undisclosed commission or mark-up or selling concessions. The Advisor normally purchases fixed-income securities on a net basis from primary market makers acting as principals for the securities. The Advisor may purchase certain money market instruments directly from an issuer without paying commissions or discounts. Over-the-counter securities are generally purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price. In some instances, the Advisor feels that better prices are available from non-principal market makers who are paid commissions directly.

The Advisor may combine transaction orders placed on behalf of the Fund with orders placed on behalf of any other fund or private account managed by the Advisor for the purpose of negotiating brokerage commissions or obtaining a more favorable transaction price. In these cases, transaction costs are shared proportionately by the fund or account, as applicable, which are part of the block. If an aggregated trade is not completely filled, then the Advisor typically allocates the trade among the funds or accounts, as applicable, on a pro rata basis based upon account size. Exceptions are permitted on a case-by-case basis when judged by the Advisor to be fair and reasonable to the funds or accounts involved.

Codes of Ethics
---------------

Pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 thereunder, the Fund, the Advisor and the Distributor have adopted Codes of Ethics (Codes) restricting personal securities trading by the Funds Portfolio Managers. These Codes are on file with the SEC. While the Codes permit personal transactions by the Portfolio Managers in securities held or to be acquired by the Fund, the Codes prohibit and are designed to prevent fraudulent activity in connection with such personal transactions.

                         PORTFOLIO HOLDINGS INFORMATION

The Fund maintains portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Fund. These portfolio holdings disclosure policies have been approved by the Board of Directors. Disclosure of the Funds complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the quarterly holdings reports on Form N-Q and in the Annual Report and Semi-Annual Report to Fund shareholders. These reports are available, free of charge, on the EDGAR database on the SECs website at www.sec.gov.

From time to time rating and ranking organizations such as Standard & Poors and Morningstar, Inc. may request complete portfolio holdings information in connection with rating the Fund. Similarly, pension plan sponsors, consultants and/or other financial institutions may request a complete list of portfolio holdings in order to assess the risks of the Funds portfolio along with related performance attribution statistics. The Fund believes that these third parties have legitimate objectives in requesting such portfolio holdings information. To prevent such parties from potentially misusing portfolio holdings information, the Fund will generally only disclose such information as of the end of the most recent calendar quarter, with a lag of at least thirty days, as described above. In addition, the Advisor may grant exceptions to permit additional disclosure of portfolio holdings information at differing times and with differing lag times to rating agencies and to the parties noted above, provided that (1) the recipient agrees to keep the information confidential, (2) the recipient will utilize the information to reach certain conclusions about the investment management characteristics of the Funds and will not use the information to facilitate or assist in any investment program, and (3) the recipient will not provide access to third parties to this information.

In addition, the Funds service providers, such as, custodian, and transfer agent may receive portfolio holdings information in connection with their services to the Fund. In no event shall the Advisor or employees, of the Fund receive any direct or indirect compensation in connection with the disclosure of information about the Funds portfolio holdings.

                                   CUSTODIAN

First Western Bank & Trust, P.O. Box 1090, Minot, ND 58702 (First Western), acts as custodian for the Fund. As such, First Western holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Fund. First Western does not exercise any supervisory function over management of the Fund, the purchase and sale of securities or the payment of distributions to shareholders.

                                 TRANSFER AGENT

Viking Fund Management, LLC, 116 1st Street, SW, Minot, ND 58701 (Viking) acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to a written agreement with the Fund and the Advisor. As such, Viking is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable regulations. For the services to be rendered as transfer agent, the Advisor pays Viking an annual fee, paid monthly, of $15.00 per account, with a minimum fee of $550 per month.

                                 ADMINISTRATION

Viking also acts as administrator to the Fund pursuant to a written agreement with the Fund and Advisor. Viking supervises all aspects of the operations of the Fund except those performed by the Advisor under the Advisory Agreement and Services Agreement. As such, Viking is responsible for calculating the Funds NAV, preparing and maintaining books and accounts as required by the 1940 Act, assisting in the preparation of the Funds tax returns, providing information for the preparation of the Funds annual and semiannual reports, and providing certain other services to the Fund. For the services to be rendered as fund administrator, the Advisor pays Viking a fee at the rate of 0.05% of net assets on an annual basis payable monthly with a maximum fee of $1,100.00 per month plus certain out-of-pocket expenses.

                                  DISTRIBUTOR

Viking Fund Distributors LLC (Distributor), 116 1st Street, SW, Minot, ND 58701, acts as the principal underwriter of the Funds shares pursuant to a written agreement with the Fund and the Advisor (Distribution Agreement). As such, the Distributor assists in the sale of shares and receives purchase orders. For providing underwriting services to the Fund, the Distributor is paid an annual fee of $5,500 by the Advisor. Pursuant to the Distribution Agreement, the Distributor facilitates the registration of the Funds shares under state securities laws and assists in the sale of shares. For the fiscal year ended October 31, 2005, the Advisor paid the Distributor fees of $4,500.

The Advisor shall bear the expense of all filing or registration fees incurred in connection with the registration of the Funds shares under state securities laws.

                                 LEGAL COUNSEL


Kirkpatrick Lockhart Nicholson Graham LLP, 1601 K Street, NW, Washington, D.C. 20006, serves as counsel to the Company.

                              INDEPENDENT AUDITORS

Brady, Martz & Associates, P.C., 207 E. Broadway, Bismarck, ND 58501, serves as the Funds independent auditors. The Financial Statements of the Fund for the three fiscal years ended October 31, 2005 have been audited by Brady, Martz and are incorporated by reference herein with reliance upon the report of said firm of auditors, which is given upon their authority as experts in accounting and auditing. The Funds Financial Statements for the periods prior to 2003 were audited by its former auditors.

                               DISTRIBUTION PLAN

As noted in the Funds Prospectus, the Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the Plan) whereby the Fund is authorized to pay a fee of up to 0.35% per annum of the Funds average daily net assets to the Advisor and others to compensate them for certain expenses incurred in the distribution of the Funds shares and the servicing or maintaining of existing Fund shareholder accounts. The fees may be paid on a monthly basis, in arrears.

Although the Plan has been adopted by the Board, the Board has not yet implemented the Plan. The Board will implement the Plan when and if circumstances so warrant.

                              GENERAL INFORMATION

Meehan Mutual Funds, Inc., (the Company) an open-end management investment company, was organized on September 3, 1999 and is incorporated in Maryland. The Fund is a non-diversified series of the Company. The affairs of the Company are managed by its Board of Directors. The Board has delegated the day-to-day operations of the Fund to the Advisor, which operates the Fund under the Boards general supervision.

The Companys Articles of Incorporation permit the Board to issue 100,000,000 shares of common stock. The Board has the power to designate one or more separate and distinct series and/or classes of shares of common stock and to classify or reclassify any unissued shares with respect to such series. Currently, the Fund is the only series of shares being offered by the Company.

Shareholders are entitled to one vote per full share, to such distributions as may be declared by the Companys Board of Directors out of funds legally available, and upon liquidation, to participate ratably in the assets available for distribution.

There are no conversion or sinking fund provisions applicable to the shares, and shareholders have no preemptive rights and may not cumulate their votes in the election of directors. The shares are redeemable and are fully transferable. All shares issued and sold by the Fund will be fully paid and nonassessable.

Pursuant to Maryland law, under which the Company is incorporated, and the Companys Bylaws, the Company is not required to hold an annual meeting of shareholders unless required to do so under the Investment Company Act of 1940. Accordingly, the Company will not hold annual shareholder meetings unless required to do so under the 1940 Act. Shareholders do have the right to call a meeting of shareholders for the purpose of voting to remove directors. The Company will call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors when requested in writing to do so by record holders of at least 10% of the Funds outstanding common shares.

               APPENDIX A - PROXY VOTING POLICIES AND PROCEDURES

                           MEEHAN MUTUAL FUNDS, INC.

     The Meehan Mutual Funds, Inc. (the Fund) has adopted the following policies and procedures to determine how to vote proxies relating to portfolio securities held by the Fund.

1. DELEGATION. The Board of Directors of the Fund (the Board) has delegated to Edgemoor Capital Management, Inc. (Edgemoor), as manager of the Fund, the responsibility for voting proxies relating to portfolio securities held by the Fund as a part of the investment advisory services. All such proxy voting responsibilities shall be subject to the Boards continuing oversight. Notwithstanding this delegation of responsibilities, the Fund retains the right to vote proxies relating to its portfolio securities, as it may deem appropriate.

2. FIDUCIARY DUTY. Edgemoor is a fiduciary to the Fund and must vote proxies in a manner consistent with the best interests of the Fund and its shareholders. Every reasonable effort should be made to vote proxies. However, Edgemoor is not required to vote a proxy if it is not practicable to do so or it determines that the potential costs involved with voting a proxy outweigh the potential benefits to the Fund and its shareholders.

3. CONFLICTS OF INTEREST. The proxy voting guidelines of Edgemoor shall address the procedures it would follow with respect to conflicts of interest. Edgemoor shall report any conflicts to the Board on a quarterly basis, including the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

4. REPORTS. Edgemoor shall provide a quarterly report to the Board regarding its records of each proxy voted for the Fund during the quarter, including any conflict of interest information required by Section 3. Such report shall include the information required by Form N-PX for each proxy voted. In addition, Edgemoor shall provide a quarterly report to the Board detailing the proxies, if any, that were not voted during the period and the reasons for such non-votes.

5. REVIEW OF POLICIES AND PROCEDURES. Edgemoor shall present to the Board its policies, procedures and other guidelines for voting proxies at least annually, and must notify the Board promptly of material changes to any of these documents. Any such material change shall not apply to proxies voted for the Fund unless and until the Board approves such change.

6. ROLE OF THE BOARD. The Board shall oversee the proxy voting process and periodically review the Funds proxy voting policies and procedures. The Board shall be assisted in this process by their independent legal counsel and Edgemoor.




Dated:  October 1, 2003

                            MEEHAN MUTUAL FUNDS, INC.

                            PART C. OTHER INFORMATION
                            -------------------------

ITEM 23.    EXHIBITS
            --------

(a) (i)     Articles of Incorporation1

    (ii)    Amended and Restated Articles of Incorporation***

(b)         By-Laws*

(c) Instruments defining rights of Shareholders - see Articles Eighth and Fourteenth of the Company's Articles of Incorporation and Articles II, VII and XIV of the Company's By-Laws.

(d)         Investment Advisory Agreement**

(e) (i)     Distribution Agreement**

    (ii)    Distribution Agreement with Viking Fund Distributors, LLC#

(f)         Bonus or profit sharing plans -- none

(g)         Custodian Agreement**

(h) (i)     Operating Services Agreement**

    (i)(a)  Amendment to Operating Services Agreement - Filed herewith

    (ii)    Investment Company Services Agreement**

    (iii) Investment Company Services Agreement with Viking Fund Distributors, LLC#

(i)         Opinion and consent of counsel - Filed herewith

(j) (i)     Consent of independent accountants - Filed herewith

    (ii)    Power of Attorney for Paul Meehan#

    (iii)   Power of Attorney for Peter R. Sherman##

(k)         Omitted financial statements - none

(l)         Initial Capital Agreements - not applicable

(m)         Rule 12b-1 Plan###

(n)         Rule 18f-3 Plan - none

___________________________________

(p)(i) Code of Ethics for Edgemoor Capital Management, Inc. and Meehan Mutual Funds, Inc.**

   (ii)     Code of Ethics for Declaration Distributors, Inc.**

   (iii)    Code of Ethics for Viking Fund Distributors, LLC#

- -----------------

* Incorporated by reference from Registrant's initial Registration Statement on Form N-1A filed on September 7, 1999.

** Incorporated by reference from Registrant's Amendment No. 1 to its Registration Statement on Form N-1A filed on March 16, 2001.

*** Incorporated by reference from Registrant's Amendment No. 2 to its Registration Statement on Form N-1A filed on February 14, 2002.

# Incorporated by reference from Registrant's Amendment No. 3 to its Registration Statement on Form N-1A filed on February 27, 2003.

## Incorporated by reference from Registrant's Amendment No. 4 to its Registration Statement on Form N-1A filed on March 1, 2004.

### Incorporated by reference from Registrant's Amendment No. 5 to its Registration Statement on Form N-1A filed on December 28, 2004.

#### Incorporate by reference from Registrant's Amendment No. 6 to its Registration Statement on Form N-1A filed on February 27, 2005.


Item 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT
          -------------------------------------------------------------

There are no persons controlled by or under common control with the Fund.

Item 25.  INDEMNIFICATION
          ---------------

(a) GENERAL. The Articles of Incorporation (the "Articles") of the Corporation provide that to the fullest extent permitted by Maryland and federal statutory and decisional law, as amended or interpreted, no director or officer of this Corporation shall be personally liable to the Corporation or the holders of shares for money damages for breach of fiduciary duty as a director and each director and officer shall be indemnified by the Corporation; provided, however, that nothing herein shall be deemed to protect any director or officer of the Corporation against any liability to the Corporation or the holders of shares to which such director or officer would otherwise be subject by reason of breach of the director's or officer's duty of loyalty to the Corporation or its stockholders, for acts or omissions not in good faith or which involved intentional misconduct or a knowing violation of law or for any transaction from which the director derived any improper personal benefit.

     The By-Laws of the Corporation, Article VI, provide that the Corporation shall indemnify to the fullest extent required or permitted under Maryland law or The Investment Company Act of 1940, as either may be amended from time to time, any individual who is a director or officer of the Corporation and who, by reason of his or her position was, is or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter collectively referred to as a "Proceeding") against judgments, penalties, fines, settlements and reasonable expenses actually incurred by such director or officer in connection with such Proceeding, to the fullest extent that such indemnification may be lawful under Maryland law or the Investment Company Act of 1940.

(b) DISABLING CONDUCT. No director or officer shall be protected against any liability to the Corporation or its shareholders if such director or officer would be subject to such liability by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office (such conduct hereinafter referred to as "Disabling Conduct").

     Article 2-418 of the General Corporation Laws of Maryland provides that no indemnification of a director or officer may be made unless: (1) there is a final decision on the merits by a court or other body before whom the Proceeding was brought that the director or officer to be indemnified was not liable by reason of Disabling Conduct; or (2) in the absence of such a decision, there is a reasonable determination, based upon a review of the facts, that the director or officer to be indemnified was not liable by reason of Disabling Conduct, which determination shall be made by: (i) the vote of a majority of a quorum of directors who are neither "interested persons" of the Corporation as defined in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the Proceeding; or (ii) an independent legal counsel in a written opinion.

(c) STANDARD OF CONDUCT. The Corporation may not indemnify any director if it is proved that: (1) the act or omission of the director was material to the cause of action adjudicated in the Proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty; or (2) the director actually received an improper personal benefit; or (3) in the case of a criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful. No indemnification may be made under Maryland law unless authorized for a specific proceeding after a determination has been made, in accordance with Maryland law, that indemnification is permissible in the circumstances because the requisite standard of conduct has been met.

(d) REQUIRED INDEMNIFICATION. A director or officer who is successful, on the merits or otherwise, in the defense of any Proceeding shall be indemnified against reasonable expenses incurred by the director or officer in connection with the Proceeding. In addition, under Maryland law, a court of appropriate jurisdiction may order indemnification under certain circumstances.

(e) ADVANCE PAYMENT. The Corporation may pay any reasonable expenses so incurred by any director or officer in defending a Proceeding in advance of the final disposition thereof to the fullest extent permissible under Maryland law. Such advance payment of expenses shall be made only upon the undertaking by such director or officer to repay the advance unless it is ultimately determined that such director or officer is entitled to indemnification, and only if one of the following conditions is met: (1) the director or officer to be indemnified provides a security for his undertaking; (2) the Corporation shall be insured against losses arising by reason of any lawful advances; or (3) there is a determination, based on a review of readily available facts, that there is reason to believe that the director or officer to be indemnified ultimately will be entitled to indemnification, which determination shall be made by: (i) a majority of a quorum of directors who are neither "interested persons" of the

     Corporation, as defined in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the Proceeding; or (ii) an independent legal counsel in a written opinion.

(f) INSURANCE. To the fullest extent permitted by Maryland law and Section 17(h) of the Investment Company Act of 1940, the Corporation may purchase and maintain insurance on behalf of any officer or director of the Corporation, against any liability asserted against him or her and incurred by him or her in and arising out of his or her position, whether or not the Corporation would have the power to indemnify him or her against such liability.

Item 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER
          ----------------------------------------------------

Mr. Meehan was a founding partner of Sherman, Meehan, Curtin & Ain, a Washington, D.C. law firm. Mr. Meehan served as President of his law firm for many years, had served on the firm's Executive Committee since the firm's inception and had been responsible for the financial management of the firm. Mr. Meehan was a charter trustee of the firm's pension and profit sharing plans and had served as the investment manager of these plans since their inceptions in 1973 through 2000. Mr. Meehan now serves as counsel to the firm.

Item 27.  PRINCIPAL UNDERWRITER
          ---------------------

Viking Fund Distributors, LLC, P.O. Box 500, 1400 14th Avenue, SW, Minot ND ("Viking"), acts as principal underwriter for the Fund. Viking is a registered broker-dealer. Pursuant to its agreement with the Fund, Viking offers shares of the Fund to the public on a continuous basis. Viking is not obligated to sell any fixed number of shares, but only to sell shares to fill orders as received by Viking. Neither Viking nor any person affiliated with Viking is an affiliated person of the Fund.

Item 28.  LOCATION OF ACCOUNTS AND RECORDS
          --------------------------------

The books and records of the Fund, other than the accounting and transfer agency (including dividend disbursing) records, are maintained by the Fund at 1900 M Street NW, Suite 600, Washington, D.C. 20036. The Fund's accounting and transfer agency records are maintained at Viking Fund Distributors, LLC, P.O. Box 500, 1400 14th Avenue, SW, Minot ND.

Item 29.  MANAGEMENT SERVICES
          -------------------

None.

Item 30.  UNDERTAKINGS
          ------------

The Registrant hereby undertakes to furnish each person to whom a prospectus is delivered a copy of its latest annual report(s) to shareholders, upon request and without charge.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 6 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Washington, in the District of Columbia, on February 25, 2005. No other material event requiring prospectus disclosure has occurred since the latest of the three dates specified in Rule 485(b)(2).

                                    MEEHAN MUTUAL FUNDS, INC.


                                    /s/  Thomas P. Meehan
                                    --------------------------------------------
                                    By:  Thomas P. Meehan
                                         President

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Post Effective Amendment No. 6 to the Registration Statement has been signed below by the following persons in the capacity and on the date indicated:


                        MEEHAN MUTUAL FUNDS, INC.

SIGNATURE                          TITLE                       DATE
---------                          -----                       ----

/s/ Thomas P. Meehan               President and Director      February 28, 2006
------------------------------
    Thomas P. Meehan


*   Andrew Ferrentino              Director                    February 28, 2006
------------------------------
    Andrew Ferrentino

*   Peter R. Sherman               Director                    February 28, 2006
------------------------------
    Peter R. Sherman

/s/ Paul P. Meehan                 Treasurer                   February 28, 2006
------------------------------
    Paul P. Meehan


*By: /s/Thomas P. Meehan
     -------------------------
        ThomasP. Meehan

                                  EXHIBIT INDEX
                                  -------------

ITEM 23.    EXHIBITS
-------     --------

(i)         Opinion and consent of counsel

(h)(i)(a)   Amendment to Operating Services Agreement

(j)(i)      Consent of independent accountants